As filed with Securities and Exchange Commission on October 30, 1998
                                                    ----------------

                                                        Registration No. 2-66073
                                                                         -------

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                              FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         POST-EFFECTIVE AMENDMENT NO. 23                   /X/

                                       and

       REGISTRATION  STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                AMENDMENT NO. 23                           /X/

                             NRM INVESTMENT COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Rosemont Business Campus
                              Suite 112, Building 3
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (610) 525-0904

                John H. McCoy, President, NRM Investment Company
                            Rosemont Business Campus
                              Suite 112, Building 3
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
          _______   immediately upon filing pursuant to paragraph (b)
          _______   on [date] pursuant to paragraph (b)
             X
          -------   60 days after filing pursuant to paragraph (a)(1)
          _______   on [date] pursuant to paragraph (a)(1)
          _______   75 days after filing pursuant to paragraph (a)(2)
          _______   on [date] pursuant to paragraph (a) of Rule 485

                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 1998 was filed on October 30, 1998, and the notice for the current fiscal year ending August 31, 1999 will be filed no later than October 30, 1999.

                              CROSS REFERENCE SHEET


Form N-1A Part A Item                   Prospectus Caption

1.   Cover Page.........................Cover Page

2.   Expenses of the Company............Expenses of the Company

3.   Financial Highlights...............Financial Highlights

4.   General Description................Cover Page;
       of Registrant                    Investment Objective;
                                        Risk Factors;
                                        Investment Restrictions;
                                        Taxes; The Company and
                                        its Common Stock

5.   Management of the Fund.............Management of the
                                        Company; Transfer Agent
                                        Management's Discussion
                                        of Fund Performance

6.   Capital Stock and..................Purchase of Shares;
       Other Securities                 Redemption of Shares;
                                        Dividends; Taxes; The
                                        Company and its Common
                                        Stock; Miscellaneous

7.   Purchase of Securities.............Net Asset Value; Pur-
       Being Offered                    chases of Shares

8.   Redemption or Repurchase...........Redemption of Shares

9.   Pending Legal Proceedings..........Pending Legal Proceedings

                             NRM INVESTMENT COMPANY
                            Rosemont Business Campus
                          Rosemont, Pennsylvania 19010


     NRM Investment Company (the "Company") is a no-load, open-end, diversified investment company which seeks interest income exempt from federal income taxes by investing one half or more of all of its assets in tax-exempt obligations with maturities generally not exceeding twenty years from date of purchase, and by investing up to one half of its assets in non-exempt obligations, or common or preferred shares. An additional consideration respecting all investments is preservation of capital.

     This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     Additional information about the Company, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Company at its address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.


                                December 30, 1998

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----
Expenses of the Company ..................................................    2
Financial Highlights .....................................................    4
Investment Objective .....................................................    5
Risk Factors .............................................................    8
Investment Restrictions ..................................................    9
Net Asset Value ..........................................................   10
Purchase of Shares .......................................................   10
Redemption of Shares .....................................................   11
Dividends ................................................................   11
Taxes ....................................................................   12
Management of the Company ................................................   14
Management's Discussion of Fund Performance ..............................   16
The Company's Common Stock ...............................................   20
Transfer Agent ...........................................................   20
Pending Legal Proceedings ................................................   20
Miscellaneous ............................................................   22
Application Form .........................................................   23

                             EXPENSES OF THE COMPANY

Annual Fund Operating Expenses
(as a percentage of average net assets)

     Management Fees                                  .06%

     Other Expenses                                   .36%

Total Fund Operating Expenses                         .42%

The following example, based upon the Company's fiscal year ending August 31, 1998* illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming a 5% annual rate of return, whether or not there is a redemption at the end of each time period. (The Company charges no sales loads, exchange fee or redemption fees of any kind.)

   One Year       Three Years      Five Years       Ten Years

     $4               $13             $23              $53


* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."

     "Other expenses" include fees for custodian, legal, other professionals, and the directors; insurance; capital stock tax; and miscellaneous expenses. Such expenses are expected to recur without significant change. An exception applies to legal fees which are significantly higher during periods of litigation. Also, certain accruals or payments of recoveries against the Company are considered extraordinary expenses and accordingly are not included in "Other Expenses." To illustrate, during fiscal years ending August 31, 1996 and August 31, 1997, the Company accrued, respectively, $111,000 and $34,000 relative to a single item of environmental litigation. They represented .65% and .20% of average net assets for those years. Had they been included in "Other Expenses" for those years, they would have, for 1996, increased expenses from .37% to .96% and, for 1997, from .37% to .57%. During the fiscal year ending

August 31, 1998, the Federal Environmental Protection Agency advanced an additional claim, which because of its materiality, it being non-recurring and atypical to normal business activity, and it not being of a nature normally considered in evaluating operating results, the Board deemed it to be extraordinary. See "PENDING LEGAL PROCEEDINGS" for a description of the current claim.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights present information about the investment results of the Fund on a per share basis. The financial highlights have been audited by Beard & Company, Inc. independent auditors, for the years ended August 31, 1998, 1997 and 1996 and by Ernst & Young, LLP for each of the years ended August 31, 1989 through August 31, 1995 whose reports thereon appear in the NRM Investment Company annual report which may be obtained from the Company's offices. The following data should be read in conjunction with the financial statements, (including the audit report) related notes, and other financial information incorporated by reference in the Statement of Additional Information.


                                                                  Year Ended August 31
                             -------------------------------------------------------------------------------------------------
                               1998      1997      1996       1995      1994      1993       1992       1991     1990     1989
                             -------------------------------------------------------------------------------------------------
PER SHARE DATA
(for a share outstanding
throughout the indicated
year)

Net asset value:
Beginning of year            $3.968    $3.933    $3.964     $3.909    $4.022    $3.540     $3.488     $3.635   $3.835   $3.767
Income from operations:
  Net investment income        .222      .221      .210       .237      .229      .453       .265       .059     .157     .278
  Net realized and
  unrealized gain (loss)
  on investments               .087      .041     (.004)      .056     (.115)     .137       .055       .051    (.065)    .084
                             -------------------------------------------------------------------------------------------------
Total from investment
  operations                   .309      .262      .206       .293      .114      .590       .320       .110     .092     .362

Less distributions:
 Dividends from
  capital gains               (.015)
  net investment income       (.221)    (.221)    (.210)     (.237)    (.227)    (.108)    (.265)    (.059)    (.157)    (.278)
   Distribution in
    excess of net
    investment income           -0-     (.006)    (.027)     (.001)      -0-       -0-     (.003)    (.198)    (.135)    (.016)
Total distributions           (.236)    (.227)    (.237)     (.238)    (.227)    (.108)    (.268)    (.257)    (.292)    (.294)
Net asset value,
 end of year                 $4.041    $3.968    $3.933     $3.964    $3.909    $4.022    $3.540    $3.488    $3.635    $3.835

TOTAL RETURN                   7.84%     6.71%     5.11%      7.52%     2.79%    16.69%     9.08%     3.00%     2.69%    10.29%
RATIOS\SUPPLEMENTAL
DATA Net assets, end
of year (in
thousands)                  $17,341    17,015    16,847     16,982    16,745    17,636    15,260    15,659    16,268    17,094
Ratio of expenses to
 average net assets             .42%      .57%     1.02%       .37%      .49%    (5.03%)     .81%     6.04%     3.90%      .52%

Ratio of net investment
 income to average
 net asets                     5.50%     5.56%     5.24%      6.08%     5.77%    11.93%     7.25%     1.54%     4.07%     7.28%

Portfolio
 turnover rate                12.57%    28.98%     6.24%     22.73%    13.56%    40.06%    64.84%   101.88%    46.10%    18.81%

*See note 3 on following page

Notes to "Expenses of the Company" on the preceding page.

     1. On December 11, 1990 the Company discontinued using Rittenhouse Financial Services, Inc. as its investment advisor and on January 2, 1991 employed Morgan Grenfell Capital Management, Inc. On November 27, 1992 the Company discontinued Morgan Grenfell Services and on December 9, 1992 resumed using Rittenhouse Financial Services, Inc. as its advisor. On September 1, 1997 RFS was acquired by a third party and on October 7, 1997 the Company, by advisory assignment, began using the services of Rittenhouse Trust Company which, before the acquisition, was under the same control as RFS. See "Management of the Company" for information about Rittenhouse Financial Services, Inc.

     2. Prior to the Company's fiscal year ending August 31, 1998, there were no distributions from realized capital gains.

     3. Expenses for 1993 were reduced by $950,000 as a result of the settlement of environmental litigation at an amount less than anticipated and provided for in prior years.

                              INVESTMENT OBJECTIVE

     The Company is a no-load, open-end, diversified investment company, whose objectives are, in respect to one half or more of all of its assets, to preserve capital and seek a high level of interest income exempt from federal income taxes; and in respect to amounts less than one half of all of its assets, to preserve capital and seek income and gains from purchasing non-exempt obligations or common or preferred shares generating taxable income, and which, in view of the Company are undervalued at the time of purchase. Except as limited by (a) the foregoing objectives, (b) the foregoing proportions for exempt and non-exempt securities, (c) express limitations under the "INVESTMENT RESTRICTIONS" part of this prospectus, (d) the "Investment Objective and Policies" part of the Statement of Additional Information, and (e) applicable provisions of the Internal Revenue Code and the Investment Company Act, the Company's Board of Directors shall be unrestricted in purchasing or selling securities. There can be no assurance that the

Company's objectives will be achieved. The investment objectives of (a) through
(d) above may not be changed without a vote of the holders of a majority of the outstanding shares of the Company (as defined in "Miscellaneous"). The restrictions in (e) and part of (c) are fixed by statute.

Municipal Bonds - Currently Available Securities

     As above, the Company intends to invest no less than one half of all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities ("Municipal Bonds"), the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. The Company presently intends to invest in long-term obliga tions with maturities generally less than twenty years from date of purchase, but such obligations will not necessarily be held until maturity. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are Municipal Bonds with shorter maturities and lower yields.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (formerly industrial development bonds) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. Consequently, the credit quality of such private activity bonds is directly related to the credit standing of the corporate user of the facility involved. The portfolio may also include "moral obligations" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Bonds - When Issued Securities

     The Company may purchase Municipal Bonds on a "when-issued" or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment. The Company does not intend to purchase "when-issued" or delayed delivery securities for speculative purposes but only in furtherance of its investment objective.

     If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt. When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Common and Preferred Shares

     The Company, as above, may make investments of less than one half of all of its assets in common or preferred shares selected by the Company. Normally the shares will pay taxable dividends; however, in order to achieve capital appreciation, the Company may invest in shares of companies which do not pay dividends on a current basis.

     Shares will normally be purchased for investment and not for short term trading purposes. However, such shares will be sold whenever the Company determines that it is no longer compatible with the objectives and purposes of the Company. There can be no assurance that the purchases, individually or as a group, will produce either income or gain. The shares are subject to market conditions which change frequently and cannot be predicted with accuracy.

Other Investments

     As a temporary investment or to maintain liquidity, the Company also may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds (subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing.

     In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

                                  RISK FACTORS

     Generally the risks associated with the Company's investments in tax free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities which the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers.

     The investments the Company makes other than in tax free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry, or within the economy as a whole. Although the Company will purchase only such investments as the advisor believes to be undervalued, there is no certainty that this objective will be met.

     An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or sucessfully resisted. The pending matter is considered material but, at present, of such an indefinite nature that counsel is unable to predict an amount or range of liability; accordingly, the Company has not accrued any amount as an expense. If and when amounts are accrued, they will decrease the net asset value of the fund and, as a consequence, the share values of the investors' shares.

                             INVESTMENT RESTRICTIONS

     Certain of the following investment restrictions are fixed by statute; others may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities.

     The Company may not:

     (1) Purchase any security of any issuer if as a result more than 5% of the value of its assets would be invested in the securities of that issuer, except that up to 25% of the Company's assets may be invested without regard to this limitation;

     (2) Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (3) Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

     (4) Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale;

     (5) Invest more than 25% of its total assets in securities of nongovernmental issuers engaged in related trades or businesses.

     The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio.

                                 NET ASSET VALUE

     The net asset value per share for purposes of both purchases and redemptions is determined by the Adviser as of the close of trading (4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, less liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company's Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are normally valued at amortized cost.

                               PURCHASE OF SHARES

     Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610. Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order. Investments must be for at least one share and should be accompanied by the "stub" from a confirmation sent from the Company's transfer agent to the shareholder after each prior transaction. The Company imposes no sales charge on purchases of its shares.

                              REDEMPTION OF SHARES

     The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request submitted in proper form. If certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request must be guaranteed by a member firm of a national securities exchange or a commercial bank. Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

     Payment of the redemption proceeds will be made as soon as possible but in no event later than seven days after receipt of a redemption request in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder's cost, depending on the value of the Company's portfolio securities at the time of redemption. Redemption requests should be tendered to Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610. For purchase and redemption information call
(610) 369-7287.

                                    DIVIDENDS

     The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

     In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryovers from prior years will be offset against current capital gains.

     All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

                                      TAXES

     The Company qualified for the fiscal year ended August 31, 1998 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment compa nies under Subchapter M of the Internal Revenue Code. The Company will pay "exempt-interest" dividends of not less than 90% of its tax exempt net income which may be treated by the Company's shareholders as items of interest excludable from their gross income. The exempt interest treatment of the dividends to shareholders will continue for as long as the Company holds no less than 50% of its assets in securities exempt from Federal tax. As heretofore indicated the Company intends to invest more than 50% of its assets in securities the ordinary income from which is exempt from federal tax.

     Interest on newly issued Municipal Bonds, the proceeds of which are used to provide financing for persons other than states and local governmental units (such bonds sometimes referred to as "private activity bonds") will generally be tax exempt if certain requirements are met by the issuer, but for the most part in computing alternative minimum tax will be treated as an item of tax preference for individual and corporate shareholders; accordingly, it is anticipated that the Company, in purchasing new issues, will favor governmental operations bonds over private activity bonds.

     Any gain the Company recognizes on the disposition of exempt-interest securities it purchases after April 30, 1993 and which is attributable to accrued market discount will be taxed to the shareholders as ordinary income; the balance of the gain, if any, will be taxed to the Company or the shareholders as capital gain.

     Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from Pennsylvania State and Local Government obligations.

     If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed interest income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

     Although exempt interest dividends are excludable from shareholders' gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which would in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

     Under the Code, corporate shareholders of the Company may be required to pay an alternative minimum tax based in part upon the difference between the shareholders' taxable income and its adjusted current earnings. In effect this may require a tax for corporate shareholders on exempt interest dividends.

     In addition to exempt interest dividends, the Company will pay dividends of at least 98% of the ordinary income it receives from investments generating taxable income on a calendar year basis; 98% of its capital gain net income (amounts, if any, in excess of current or carryover losses) for every year ending on October 31; and, 100% of any undistributed amounts of ordinary and capital gain income from the preceding calendar year.

     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisors with specific reference to their own tax situations.

     In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

                            MANAGEMENT OF THE COMPANY

     The business and affairs of the Company are managed by the Company's Board of Directors. The Company's by-laws provide for five directors and all positions are filled. Two of the directors serving, including George W. Connell, are "interested persons" within the meaning of that term under the Investment Company Act of 1940. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

     From December 9, 1992 through July 15, 1997, Rittenhouse Financial Services Inc. (RFS) served as the Company's investments advisor. RFS was organized in 1979 by Mr. Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated. Through September 1, 1997 he was chairman, chief executive officer, chief investment officer and sole shareholder of RFS. Mr. Connell is also president, director and sole shareholder of The Rittenhouse Trust Company, a Pennsylvania state chartered commercial bank and trust company, and Rittenhouse Financial Securities (a registered broker dealer) which is a subsidiary of The Rittenhouse Trust Company. On September 1, 1997 RFS was acquired by The John Nuveen Company.

     On October 7, 1997 the Board of NRM ratified an amendment to the advisory agreement dated September 3, 1997 assigning the investment advisory account and agreement from RFS to The Rittenhouse Trust Company. The Rittenhouse Trust Company is qualified to act as an investment advisor for the company under the Investment Advisors Act and the Investment Company Act. The assignment did not result in a change of actual control or management of the investment manager. The office of Rittenhouse Trust Company is at No. 2 Radnor Corporate Center, 100 Matsonford Road, Radnor, Pennsylvania 19087.

     RTC provides investment supervisory services to the Company on a non-discretionary basis. Its activities are limited to making recommendations with respect to purchases and sales of securities in accordance with the Company's investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the re quirements of the Internal Revenue Code of 1986.

     Since the time the Company most recently employed RTC, Mr. George Connell has been responsible to the Directors for day-to-day recommendations regarding the Company's portfolio. In addition to being a principal of RTC, Mr. Connell has been engaged in some or all of the various enterprises described above for a period in excess of five years.

     Since November 27, 1992, the members of the Company's Board of Directors acting as a committee, and taking the advisor's recommendations into account (1) has made decisions with respect to all purchases and sales of the Company's portfolio (2) has directed the maintenance of records and (3) has been responsible for the day-to-day management of the portfolio; further, the Board also arranges for (4) the services of an independent certified public accountant; (5) custodial and transfer agency services; (6) the computation of net asset value by RTC; (7) the providing of fidelity bond coverage; (8) the providing of other administrative services and facilities necessary to conduct the Company's business; and (9) the providing of certain services necessary to comply with federal securities laws. The Company assumes all expenses therefor.

     For the services provided by RTC, the Company pays RTC $10,000 annually in quarterly installments, an amount equal to .06% of the Company's average net assets.

Management's Discussion of Fund Performance

     In a pre-emptive strike against a recession the Federal Reserve has recently cut the Federal Funds Rate twice to 5.0%. These actions were out of concern for how the increasing weakness in foreign economies would affect the U.S. economy. While the U.S. economy has not weakened materially, the current economic data being reported indicate a loss of momentum.

     Tax exempt municipal bond interest rates in the intermediate maturity range decreased slightly over the past year, boosting total returns in that sector. Between August 31, 1997 and August 31, 1998 rates decreased approximately 25 basis points and combined with tight supply allowed the fund to out perform its requisite benchmarks.

     The Company has maintained high current income by investing in a diversified portfolio of tax exempt housing, G.O. and revenue bonds. The following chart shows the company's average annual return for one, five and ten year period ending on the last day of the company's last fiscal year, August 31, 1998.

                             NRM Investment Company
                            Total Return Calculation

                  Annualized Return                   Ending Redeemable Value
                  -----------------                   -----------------------
1 Year                  7.84%                                $1,078.40

5 Year                  5.98%                                $1,300.54

10 Year                 7.10%                                $1,985.14

*Past Performance is not predictive of future performance.

     The following page is a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Company, assuming a $10,000 investment in the Company at the beginning of the first fiscal year, to the same investment over the same periods in Lehman Bros. 10 year Municipal Index. Material in the table and the graph showing past performance is not predictive of future performance.

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

Period: August 1988 through August 1998

        NRM        INDEX
        ---        -----
88     10,000     10,000
89     11,029     10,720
90     11,326     11,442
91     11,666     12,598
92     12,725     13,850
93     14,849     15,074
94     15,264     15,322
95     16,412     16,532
96     17,251     17,145
97     18,408     17,778
98     19,851     18,990

                                   [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:

Period:  Inception through August 1998

        NRM        INDEX
        ---        -----
85     10,000     10,000
86     11,894     11,433
87     12,691     12,205
88     13,144     12,701
89     14,497     13,615
90     14,887     14,533
91     15,334     16,001
92     16,726     17,591
93     19,518     19,146
94     20,063     19,460
95     21,572     20,997
96     22,674     21,776
97     24,196     22,580
98     26,093     24,119

                           THE COMPANY'S COMMON STOCK

     The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held. The shares have no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

     As of October 13, 1998 John H. McCoy owned beneficially and of record approximately 66% of the Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 86% of the Company's outstanding shares. A redemption of a significant number of shares by one or more of these shareholders could require the Company to liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The liquidation of portfolio securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation as an investment company would not be economically feasible.

                                 TRANSFER AGENT

     Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610 serves as the Company's transfer agent and dividend disbursing agent.

                            PENDING LEGAL PROCEEDINGS

     There are two environmental matters pending against the Company, identified as Strasburg and Boarhead Farms. Regarding Strasburg, the Company had been identified as a potentially responsible party ("PRP") by the United States Environmental Protection Agency ("EPA") in remedial activities involving an environmental cleanup project at the Strasburg landfill in Newlin Township, Chester County, Pennsylvania. Another PRP who contributed moneys to early cleanup activities at Strasburg sought contribution from the Company and other PRPs.

     The Strasburg PRPs agreed among themselves to a settlement offer of the EPA claims for the consideration of $2,500,000 and of the contributing PRP claim for an additional $273,000. The EPA and the contributing PRP accepted these sums. The Company's shares were $125,000 and $16,500 respectively, totaling $141,500. It paid the total in escrow on September 8, 1998, shortly after the close of the Company's 1998 fiscal year. Thereafter the United States commenced suit against the Company and the other PRPs, and at the same time filed the settlement agreement for public comment and judicial approval. The settlement agreement has "reopeners" allowing for an assertion of liability for contamination to groundwater to the extent based upon newly discovered information, and for natural resource damage.

     It is likely that (a) after the public comment period, the court will approve the settlement arrangements described above (at which time funds will be released from escrow) and (b) there will be no additional claims made regarding the reopeners. Accordingly this claim should no longer be regarded as material; however, it is not possible to give absolute assurance in this regard.

     The EPA asserted another environmental claim against the Company and other PRPs regarding Boarhead Farms. This site is situate in Bridgeton Township in northern Bucks County, Pa. The EPA's past and its tentative estimate of future remedial costs total $30,000,000. A more exact amount will be determined after EPA issues its Record of Decision ("ROD") for the project. To date there are nine named PRPs sharing in a defense group ("the Group") and the Company's share is one half of one share. The Group hired an investigator who has found approximately 23 others who are arguably PRPs. The Group will attempt to bring in as many of the 23 as possible to share expenses and liability, and to otherwise resolve or try the matter. After the ROD is distributed, it is expected the EPA will give the PRPs special notices to remediate. At that time the Company will examine the evidence supposedly linking the Company's wastes (when it was an operating steel company) to the site to determine whether it will comply or litigate. The matter must be considered material. However, at this time in light of the unknown number of participants, the uncertainty of the ROD's provisions and related cleanup expense, and the issue of linkage, the Company is unable to predict an amount or range of liability. The Company will resist the claim vigorously.

         The Company is not aware of any other claim or proceeding.

                                  MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports describing the Company's investment operations and annual audited financial statements, including a list of the Company's investments.

     As used in this Prospectus, a "vote of a majority of the outstanding shares" of the Company means an affirmative vote of the lesser of (a) 50% of the outstanding Shares of the Company or (b) 67% or more of the Shares of the Company present at a meeting if not more than 50% of the outstanding Shares of the Company are represented at the meeting in person or by proxy.

     Inquiries regarding the Company may be directed to the Company at
(610) 525-0904.

APPLICATION FORM:        NRM  INVESTMENT COMPANY

Mail to: Investors Trust Company, 2201 Ridgewood Road, #180,
         Wyomissing, PA 19610.

--------------------------------------------------------------------------------
REGISTRATION:    / / Individual     / / Tenants in Common    / / Trustees

                 / / Joint Tenants      / /Custodian         / / Other
--------------------------------------------------------------------------------
(Name)                                                   Social Security No.
                                                       (Tax Identification No.)
--------------------------------------------------------------------------------
(Name)                                                   Social Security No.
                                                       (Tax Identification No.)
--------------------------------------------------------------------------------

PERMANENT  MAILING  ADDRESS:___________________________________________________
                             Street Address           City       State   Zip

GIFTS TO MINORS ______________________________________________ As Custodian for

-------------------------------------------------------------------------------
Minor's First Name    Initial    Last Name      Age      Minor S.S. No.

Under the _______________________Uniform Gifts to Minors Act.
                 State

     Initial order, payment enclosed

               If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to Investors Trust Company, and would like you to:

     Issue Certificate, / / or / / hold shares in account at Bank

     Check here if dividends and distribution are to be reinvested at net asset value without sales charge. / /
--------------------------------------------------------------------------------
     This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.

--------------------------------------------------------------------------------
    Date              Signature                 Signature of co-owner

                              TERMS AND CONDITIONS

PURCHASES OF COMPANY SHARES:

INITIAL PURCHASE: Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, Investors Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.

SUBSEQUENT PURCHASES: Upon receipt of additional funds, Investors Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Additional purchases must be for at least one share.

The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

9I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under
Section 3406 (a)(1)(C) of the Internal Revenue Code.


--------------------------------------------------------------------------------
    Date               Signature                Signature of co-owner

                             NRM INVESTMENT COMPANY

                       Statement of Additional Information


                                December 30, 1998



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus for NRM Investment Company (the "Company"), dated December 30, 1998 Because this Statement of Additional Information is not a prospectus, no investment in shares of the Company should be made solely upon the information contained herein. A copy of the Prospectus for the Company may be obtained by writing Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610, or by calling (610) 372-6414.

                             NRM INVESTMENT COMPANY

                       Statement of Additional Information

                                December 30, 1998


                                Table of Contents

                                                                           Page
                                                                           ----
Statement of Additional Information ......................................    2
Investment  Objective and Policies .......................................    2
General Information and Description of Shares.............................    4
Taxes ....................................................................    4
Directors and Officers ...................................................    7
Advisory Agreement .......................................................    8
Portfolio Transactions and Brokerage Commissions .........................    9
Principal Shareholders of the Company ....................................   10
Custodian and Transfer Agent .............................................   11
Auditors .................................................................   11
Counsel ..................................................................   11
Report of Independent Auditor ............................................   13
Financail Statements .....................................................   13

                             NRM INVESTMENT COMPANY
                       Statement of Additional Information

                                December 30, 1998

Statement of Additional Information

     This Statement of Additional Information should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

Investment Objective and Policies

     As stated in the Prospectus, the Company intends to invest primarily in Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax. (See reference to "private activity bonds" under the discussion "TAXES" in the prospectus). Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Company nor the advisor will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

     The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

     The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected.

     In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company (as defined under "Miscellaneous" in the Company's Prospectus dated as of this date).

     The Company may not:

     1. Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

     2. Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

     3. Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

     4. Purchase or sell commodities or commodity contracts or real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein); invest in oil, gas, or their mineral exploration or development programs.

     5. Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years; and

     6. Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in investment restriction 2 as set forth in the Company's Prospectus.

General Information and Description of Shares

     The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end, diversified management investment company.

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to ten million full and fractional shares of capital stock. When issued for payment as described in this Statement of Additional Information and in the Company's Prospectus dated as of the same date as this Statement of Additional Information, the Company's shares will be fully paid and non-assessable.

     Share certificates for shares will not be issued unless the shareholder specifically requests in writing. No separate charge is imposed on the shareholder for the issuance of share certificates. Unless so requested, the transfer agent will issue shares in non-certificate form and credit them to the shareholder's account. Following each dividend and after each other transaction, the transfer agent will mail a cumulative statement showing the total number of full and fractional shares owned and the transactions in the shareholder's account for the current year.

Taxes

     A tax is imposed upon the Company based upon its investment company taxable income and its net capital gains which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company's capital gains subject to tax are computed separately and are based upon the excess of its long term capital gains over its net short term capital losses. Currently there are undistributed capital gains of $8,434 or .002 per share. The Company intends to distribute "exempt-interest" dividends as described in the Company's prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital.

     The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

     The Company has capital loss carryovers which may be used to offset gains in securities which would otherwise be recognized.

     Section 852(b)(5) of the Code provides, in effect, that if, at the close of each quarter of its taxable year, at least 50% of the Company's total assets consists of tax free obligations, the income from such investments may be passed through to the shareholders, and for federal tax purposes, excluded by them from gross income reporting. By reason of this provision, the Company does not intend to invest 50% or more of its assets in securities generating taxable income.

     If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See "Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale on exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company's taxable year.

     State and Local. Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

     The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax Advisors with specific reference to their own tax situations.

Directors and Officers

     The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

                                                   Principal Occupation
                             Position                  During Past
Name and Address          with Registrant              Five Years
----------------          ---------------    ----------------------------------

John H. McCoy(1)          Director,          *Former President of National
1010 Broadmoor Road       Chairman, and       Rolling Mills, Inc., a steel
Bryn Mawr, PA 19010       President           rolling plant. Prior thereto,
                                              he was President and Director of
                                              National Rolling Mills Co.

Joseph V. Somers          Director           *Former President of Somers
1518 Mt. Pleasant Rd.                         Construction Company and Vice
Villanova, PA 19085                           President of Industrial Lift
                                              Truck Co.

Francis J. Rainer         Director            President, Rainer & Company, a
1415 Kyneton Drive                            Professional Corporation. He is
Villanova, PA 19085                           also Vice-Chairman of the Board of
                                              Delaware Valley Savings Bank

Thomas F. Kilcullen, Jr.  Director           *Former Vice President, Treasurer
4 Carriage Way            Treasurer, and      and Secretary of National Rolling
Berwyn, PA 19312          Secretary           Mills Inc. Prior thereto, he
                                              was Vice President and Treasurer
                                              of National Rolling Mills Co.

George W. Connell(1)      Director            Chairman and Chief Executive
#2 Radnor Corporate Ctr.                      Officer of Rittenhouse Financial
Suite 400                                     Services; President and director
100 Matsonford Road                           of Rittenhouse Financial
Radnor, PA 19087                              Securities, a registered
                                              brokerage dealer; President,
                                              Director and sole shareholder of
                                              Rittenhouse Trust Company a
                                              Commercial Bank and Trust Co.
                                              acting as the Company's
                                              investment advisor.
*Retired for more than five years.

----------
     (1) John H. McCoy and George W. Connell are "interested" directors as defined in the Investment Company Act of 1940.

     Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $250 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses.

Advisory Agreement

     Rittenhouse Trust Company Services, Inc. ("RTC"), a Delaware
Corporation located at Two Radnor Corporate Center, 100 Matsonford Road, Radnor, Pa., 19087-4514, has been retained by the Company to act as investment advisor under an Advisory Agreement dated November 30, 1992 with Rittenhouse Financial Sevices and amended by assignment on September 3, 1997 to Rittenhouse Trust Company not resulting in a change of actual control or management and terminable at will, without penalty, at the discretion of the Board of Directors.

     Under the Advisory Agreement, Rittenhouse assumes no responsibilities to the Company except, as provided in the prospectus, to make recommendations to the Company's board respecting the purchases and sales of securities on a nondiscretionary basis and to adhere to the provisions of the Investment Advisors' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay RTC, on a quarterly basis, a fee at an annual flat rate of $10,000. In determining net asset value, the Company accrues RTC's fees on a daily basis.

     The agreement provides that except for violations of securities laws, RTC shall not be liable for any action it takes for services rendered or not rendered or for any mistakes of judgment or otherwise.

     For each of the fiscal years ending August 31, 1997, and August 31, 1998, the Company paid RTC $10,000.

     Raymond J. Keefe, a certified public accountant with principal offices at 6 St. Albans Ave., Newtown Square, Pennsylvania 19073, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the advisor, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,000.

     To the Company's knowledge as of the date of this Statement of Additional Information, there were no expense limitations imposed by state securities regulations applicable to the Company.

Portfolio Transactions and Brokerage Commissions

     Purchases and sales of portfolio securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. However, when purchasing equity issues the directors have authorized the Advisor to execute transactions that may result in the Company paying some commissions. In the year ended August 31, 1998 the Company paid no commissions in respect to portfolio transactions.

     The policy of the Advisor will be to seek "best execution" when placing portfolio transactions for the Company. "Best execution" means prompt and reliable execution at a price the Advisor has reason to believe represents the lowest cost, including any commission in the case of a purchase, or the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Advisor to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Advisor with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. These various services may also be useful to the Advisor in connection with its services to their advisory clients. The extent and continuation of this policy is subject to the review of the Company's Board of Directors.

     The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities. The Company's portfolio turnover rates during the fiscal years ended August 31, 1998 and August 31, 1997 were 12.57% and 28.98% respectively.

Principal Shareholders of the Company

     As of October 13, 1998 John H. McCoy owned beneficially and of record 2,817,680 of the Company's outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the board of directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company's principal shareholders are as follows:

                                                Percentage of
          Name and address                        Ownership
          ----------------                      -------------

          John H. McCoy                              66%
          1010 Broadmoor Road
          Bryn Mawr, Pa 19010

          Francis J. Rainer                         5.6%
          1415 Kyneton Drive
          Villanova, PA 19085

          Joseph V. Somers                          5.5%
          1518 Mt. Pleasant Road
          Villanova, PA 19085

          Samuel R. Gilbert, Jr.                    4.7%
          3 Turtle Lane, The Landings
          Savannah, GA 31411

          Thomas F. Kilcullen, Jr.                  4.7%
          4 Carriage Way
          Berwyn, PA 19312

     The percent owned is based on the number of outstanding shares of common stock at October 13, 1998. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 13, 1998, 3,646,248 of the Company's common stock or 85% of its outstanding voting securities.

Custodian and Transfer Agent

     Investors Trust Company, ("ITC") serves as the Company's Custodian and Transfer Agent. As Custodian, ITC holds the Company's assets subject to the instructions of the Company's officers.

Auditors

     Beard & Company, Inc. independent auditors, with offices at One Park Plaza, P.O. Box 311, Reading, Pennsylvania 19603 serves as the Company's auditors. The financial statements of NRM Investment Company appearing in the 1996, 1997 and 1998 annual reports to shareholders for the years ended August 31, 1996, August 31, 1997 and August 31, 1998, have been audited by Beard & Company, Inc., independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.

     In the past Ernst & Young LLP independent auditors, with offices at Wyomissing Professional Center, 875 Berkshire Boulevard, P.O. Box 7045, Reading, Pennsylvania 19610-6045 served as the Company's auditors. The financial highlights of NRM Investment Company appearing in the 1998 annual report to Shareholders for the years ended August 31, 1989 through August 31, 1995 have been audited by Ernst & Young LLP, independent auditors.

Counsel

     Messrs. Henderson, Wetherill, O'Hey & Horsey, Suite 902, One Montgomery Plaza, P.O. Box 751, Norristown, PA 19404, counsel to the Company, have passed upon the legality of the shares offered hereby.

                             NRM INVESTMENT COMPANY

                                FINANCIAL REPORT

                                 AUGUST 31, 1998

                                 C O N T E N T S


                                                                           Page
                                                                           ----
INDEPENDENT AUDITOR'S REPORT
     ON THE FINANCIAL STATEMENTS                                              1


FINANCIAL STATEMENTS

     Statement of assets and liabilities                                      2
     Schedule of investments                                                3-6
     Statement of operations                                                  7
     Statements of changes in net assets                                      8
     Financial highlights                                              9 and 10
     Notes to financial statements                                        11-14

                                                                          [LOGO]

                          INDEPENDENT AUDITOR'S REPORT


Shareholders and Board of Directors
NRM Investment Company
Rosemont, Pennsylvania


     We have audited the accompanying statement of assets and liabilities of NRM Investment Company, including the schedule of investments, as of August 31, 1998, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years ended August 31, 1989 through August 31, 1995 were audited by other auditors whose report, dated September 29, 1995, expressed an unqualified opinion on the financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


Reading, Pennsylvania
September 18, 1998

NRM INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES


--------------------------------------------------------------------------------
August 31, 1998
--------------------------------------------------------------------------------

         ASSETS

Investments at value (cost $16,455,057)                              $17,272,467
Interest receivable                                                      229,038
Prepaid expense                                                            1,577
                                                                     -----------
             Total assets                                             17,503,082
                                                                     -----------

         LIABILITIES

Accrued expenses and other liabilities                                   162,456
                                                                     -----------

         NET ASSETS

Net assets, applicable to 4,291,273 outstanding shares,
     equivalent to $4.04 a share                                     $17,340,626
                                                                     ===========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS


----------------------------------------------------------------------------------------------
August 31, 1998
----------------------------------------------------------------------------------------------

                                                                   Principal
Municipal Bonds - 99.3%                                              Amount           Value
-----------------------------------------------------------        ---------------------------
General Obligation Bonds - 18.6%:
     Leominster, Massachusetts, 6.25%, due 4/01/08                 $  300,000      $   332,163
     Upper Dublin Pennsylvania School District, 5.50%,
         due 11/15/08                                                 200,000          204,760
     Lowell, Massachusetts, 5.50%, due 1/15/10                        300,000          317,661
     New York City, New York, 6.45%, due 8/01/10                      200,000          218,876
     Nevada State Colorado River Commission, Ltd Tax,
         6.50%, due 10/01/12                                          400,000          438,272
     Burgettstown, Pennsylvania, Washington County,
         4.85%, due 2/01/14, callable 2/01/05 at 100 (FGIC)           125,000          125,076
     Lowell, Massachusetts, 5.50%, due 12/15/15, callable
         12/15/06 at 102 (AMBAC)                                      330,000          347,589
     San Francisco, California City and County, Park
         Improvement series, 5.25%, due 6/15/16, callable
         6/15/05 at 102 (MBIA)                                        300,000          308,172
     Richmond, Virginia, 6.25%, due 1/15/18, callable
         1/15/01 at 102                                               870,000          923,670
                                                                                   -----------
              Total General Obligation Bonds                                         3,216,239
                                                                                   -----------

Housing Finance Agency Bonds - 40.2%:
     New Mexico Mortgage Finance Authority, Single-Family
         Mortgage Rev., 7.90%, due 7/01/00                             50,000           51,362
     Rock Island, Illinois Residential Mortgage Revenue
         Refunding, 7.70%, due 9/01/08, callable 9/01/02
         at 102                                                       115,000          124,222
     Ford County, Kansas Single-Family Mortgage Revenue
         Refunding Bonds, 7.90%, due 8/01/10, callable
         8/01/02 at 103, 8/01/05 at 100                               165,000          178,015
     Fort Worth, Texas Housing Finance Corporation,
         Home Mortgage Revenue Refunding Series 1991,
         8.50%, due 10/01/11, callable 10/01/01 at 103                340,000          368,733
     Odessa, Texas Housing Finance Corporation,
         Home Mortgage Revenue Refunding, 8.45%,
         due 11/01/11, callable 11/01/05 at 103                       262,878          285,688
     Montana State Housing, Single-Family Mortgage,
         7.65%, due 10/01/10, callable 10/01/00 at 102                 60,000           62,928
     City of Hobbs, New Mexico, Single-Family Mortgage
         Refunding Revenue Bonds, 8.75%, due 7/01/11,
         callable 7/01/02 at 103, 7/01/05 at 100                       80,000           87,054
     Cameron County, Texas Housing Finance Corporation,
         Single-Family Mortgage Revenue Refunding, 6.20%,
         due 3/01/13, callable 9/01/05 at 100                         370,000          385,740

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)


----------------------------------------------------------------------------------------------
August 31, 1998
----------------------------------------------------------------------------------------------

                                                                   Principal
Municipal Bonds - 99.3% (Continued)                                  Amount           Value
-----------------------------------------------------------        ---------------------------
Housing Finance Agency Bonds - 40.2% (Continued):

     Labette and Cowley Counties, Kansas Single-Family
         Mortgage Refunding Bonds, 9.50%, due 4/01/13,
         callable 10/01/01 at 103                                  $   10,000      $    10,760
     Vicksburg, Mississippi Lease Housing Corp., 5.80%,
         due 8/15/13                                                  125,000          128,694
     California Housing Finance Agency, Home Mortgage,
         10.25%, due 2/01/14, callable 2/01/99 at 100                  60,000           60,119
     Connecticut State Housing Finance Authority, 5.60%,
         due 5/15/14, callable 5/15/03 at 102                         200,000          207,398
     Nevada Housing Division, Single-Family Mortgage,
         7.35%, due 10/01/15                                          175,000          182,934
     Louisiana Public Facilities Authority,
         Multi-Family Housing, 7.75%, due 11/01/16,
         callable 11/01/01 at 102                                     500,000          528,935
     Pennsylvania Housing Finance Agency, Single-Family
         Mortgage, 5.45%, due 10/01/17,
         callable 10/01/03 at 102                                     150,000          152,973
     Utah State Housing Finance Agency, Single-Family
         Mortgage, 6.30%, due 1/01/18                                 230,000          242,544
     Maryland State Community Development Administration,
         Department of Housing, 5.60%, due 4/01/18                    205,000          213,015
     Alaska State Housing Finance Corporation, 5.90%,
         due 12/01/19, callable 6/01/07 at 102 (MBIA)                 250,000          264,253
     Troy, New York Housing Development Corp.,
         Multi-Family Housing, 8.10%, due 2/01/22,
         callable 12/01/02 at 100                                   1,335,000        1,567,050
     Quaker Hill Housing Corporation, Multi-Family,
         7.55%, due 2/01/22                                           600,000          636,090
     St. Alphios Housing Corporation, Multi-Family,
         8.20%, due 2/01/24                                         1,135,000        1,209,524
                                                                                   -----------
              Total Housing Finance Agency Bonds                                     6,948,031
                                                                                   -----------

Hospital Revenue Bonds - 12.9%:
     Dauphin County, Pennsylvania Hospital Authority,
         HAPSCO Group, William Penn Hospital Project,
         5.50%, due 7/01/07                                           300,000          320,043
     Falls Township Pennsylvania Hospital Authority,
         Delaware Valley Medical Center, 6.90%,
         due 8/01/11, callable 8/01/02 at 102                         285,000          312,009
     Rhode Island State Health and Educational Building Corp.,
         New England Tech, 5.90%, due 3/01/10                         100,000          106,801

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)



----------------------------------------------------------------------------------------------
August 31, 1998
----------------------------------------------------------------------------------------------

                                                                   Principal
Municipal Bonds - 99.3% (Continued)                                  Amount            Value
-----------------------------------------------------------        ---------------------------
Hospital Revenue Bonds - 12.9% (Continued):

     Rochester, Minnesota, Health Care Facilities Revenue
     (Mayo Foundation/Mayo Medical Center), 6.25%,
     due 11/15/12                                                  $  500,000      $   500,000
     Indiana Health Facilities Authority (Deaconess Hospital),
         5.75%, due  3/01/15, callable 3/01/03 at 102 (MBIA)          100,000          105,236
     Connecticut State Health and Educational Facilities
         Authority (Kimball Hospital), 5.375%, due 7/01/16,
         callable 7/01/06 at 102                                      350,000          364,371
     Montgomery County, Pennsylvania Higher Educational &
         Health Authority (Holy Redeemer Health), 5.25%,
         due 10/01/17, callable 10/01/07 at 101 (AMBAC)               200,000          203,784
     Fulton DeKalb, Georgia Hospital Authority, 5.50%,
         due 1/01/20, callable  7/01/03 at 102 (MBIA)                 200,000          205,460
     University of California Hospital Revenue
         (UC Davis Medical Center), 5.75%, due 7/01/20,
         callable 7/01/06 at 101 (AMBAC)                              100,000          106,359
                                                                                   -----------
              Total Hospital Revenue Bonds                                           2,224,063
                                                                                   -----------

Other Revenue Bonds - 27.6%:
     Washington State Public Power Supply Nuclear Project #1,
         5.60%, due 7/01/05                                           200,000          216,086
     San Francisco City & County Redevelopment Finance Authority,
         4.30%, due 8/01/06, callable 8/01/03 at 100                  100,000          100,172
     Lee County, Florida Certificates of Participation, 4.70%,
         due 10/01/06                                                 100,000          103,440
     Fitzgerald, Michigan School District, 5.00%, due 5/01/08,
         callable 5/01/06 at 100                                      200,000          208,016
     Grand Rapids, Michigan Downtown Development Authority,
         6.60%, due 6/01/08, callable 6/01/06 at 100                  365,000          413,961
     Alaska Industrial Development and Export Authority,
         6.20%, due 4/01/10                                           270,000          289,829
     New Jersey Economic Development Authority,
         Health Care Corp., 6.0%, due 7/01/11                         200,000          221,190
     Clark County, Washington Public Utility District,
         Electric System Revenue, 5.10%, due 1/01/12,
         callable  1/01/08 at 100                                     200,000          205,060
     Texas Muni Power Agency, 5.25%, due 9/01/12,
         callable 9/01/03 at 100 (MBIA)                               100,000          101,674
     Suffolk County, New York Water Authority, 5.00%,
         due 6/01/15, callable 6/01/03 at 102 (MBIA)                  175,000          177,167

NRM INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS (CONTINUED)



----------------------------------------------------------------------------------------------
August 31, 1998
----------------------------------------------------------------------------------------------

                                                                   Principal
Municipal Bonds - 99.3% (Continued)                                  Amount            Value
-----------------------------------------------------------        ---------------------------
Other Revenue Bonds - 27.6% (Continued):

     Vallejo, California Water Improvement Project
        (Soland County), 5.70%, due 5/01/16,
        callable 5/01/06 at 102 (FSA)                              $  100,000      $   107,965
     Allegheny County Pennsylvania Airport Revenue
         (Pittsburgh International), 5.00%, due 1/01/17,
         callable 1/01/08 at 101 (MBIA)                               395,000          394,796
     Muhlenberg, Pennsylvania School District, 5.20%,
         due 4/01/17, callable 4/01/06 at 100 (MBIA)                  250,000          253,550
     New Jersey Economic Development Authority,
         (Devereux Foundation), 5.50%, due 5/01/17,
         callable 5/01/07 at 101 (MBIA)                               270,000          284,407
     Brazos River Authority, Texas (Houston Light and Power),
         5.60%, due 12/01/17, callable 12/01/03 at 102 (MBIA)         100,000          104,154
     Tacoma, Washington Solid Waste Utility, 5.50%, due 12/01/17,
         callable 12/01/07 at 101 (AMBAC)                             350,000          368,567
     New York State LOC Government Assistance Corporation,
         5.50%, due 4/01/18, callable 4/01/03 at 102                  290,000          297,505
     Los Angeles, California Convention and Exhibition Center,
         5.375%, due  8/15/18, callable 8/15/03 at 102 (MBIA)         385,000          392,896
     Santa Monica-Malibu, California Unified School District,
         5.50%, due 8/01/18, prerefunded 8/01/03 at 102               200,000          217,010
     Chicago, Illinois Water Revenue, 5.25%, due 11/01/18,
         callable 11/01/07 at 102 (FGIC)                              200,000          202,606
     Easton, Pennsylvania Area Joint Sewer Authority,
         5.05%, due 12/01/18, callable 12/01/07 at 101 (FSA)          100,000           98,987
                                                                                   -----------
              Total Other Revenue Bonds                                              4,759,038
                                                                                   -----------
              Total Municipal Bonds (Cost $ 16,329,961)                             17,147,371
                                                                                   -----------

Short-Term Investments - at cost approximating value - .7%,
     Federated Pennsylvania Municipal Cash Fund #8                                     125,096
                                                                                   -----------
              Total Investments - 100% (Cost $16,455,057)                          $17,272,467
                                                                                   ===========


See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENT OF OPERATIONS


--------------------------------------------------------------------------------
Year Ended August 31, 1998
--------------------------------------------------------------------------------

Investment income, interest                                           $1,024,598
                                                                      ----------

Expenses:
     Investment advisory fees                                             10,000
     Custodian fees                                                       10,155
     Transfer and dividend disbursing agent fees                           1,500
     Legal and professional fees                                          30,400
     Directors' fees                                                       4,250
     Insurance                                                             1,916
     Capital stock tax                                                     3,600
     Provision for environmental claims                                    4,000
     Miscellaneous                                                         7,385
                                                                      ----------
                                                                          73,206
                                                                      ----------
             Net investment income                                       951,392
                                                                      ----------
Realized and unrealized gain on investments:
     Net realized gain from investment transactions                       97,634
     Net unrealized appreciation of investments                          273,544
                                                                      ----------
             Net gain on investments                                     371,178
                                                                      ----------
             Net increase in net assets resulting from operations     $1,322,570
                                                                      ==========

See Notes to Financial Statements.

NRM INVESTMENT COMPANY
STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------
Years Ended August 31,                                          1998               1997
------------------------------------------------------------------------------------------
Operations:
     Net investment income                                  $   951,392        $   947,248
     Net realized gain from investment transactions              97,634            142,091
     Net unrealized appreciation of investments                 273,544             35,620
                                                            -----------        -----------
             Net increase in net assets resulting
                  from operations                             1,322,570          1,124,959

Distributions to shareholders, dividends from net
     investment income                                         (948,154)          (972,598)

Distributions to shareholders, dividends from
     capital gains                                              (63,443)                --

Capital share transactions, net increase from capital
     share transactions                                          15,049             15,078
                                                            -----------        -----------

             Total increase in net assets                       326,022            167,439

Net assets:
     Beginning of year                                       17,014,604         16,847,165
                                                            -----------        -----------
     End of year                                            $17,340,626        $17,014,604
                                                            ===========        ===========

See Notes to Financial Statements.

NRM INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                          1998            1997           1996            1995           1994
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (for a share outstanding
     throughout the indicated year)

Net asset value, beginning of year             $ 3.968         $ 3.933        $ 3.964         $ 3.909        $ 4.022

Net investment income                             .222            .221           .210            .237           .229

Net realized and unrealized gain (loss)
     on investments                               .087            .041          (.004)           .056          (.115)
                                               ---------------------------------------------------------------------
Total from investment operations                  .309            .262           .206            .293           .114

Less distributions:
     Dividends from capital gains                (.015)              -              -               -              -
     Dividends from net investment income        (.221)          (.221)         (.210)          (.237)         (.227)
     Distribution in excess of net
         investment income                           -           (.006)         (.027)          (.001)             -
                                               ---------------------------------------------------------------------
Total distributions                              (.236)          (.227)         (.237)          (.238)         (.227)
                                               ---------------------------------------------------------------------
Net asset value, end of year                   $ 4.041         $ 3.968        $ 3.933         $ 3.964        $ 3.909
                                               =====================================================================
TOTAL RETURN                                      7.84%           6.71%          5.11%           7.52%          2.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)         $17,341         $17,015        $16,847         $16,982        $16,745

Ratio of expenses to average net assets            .42%            .57%          1.02%            .37%           .49%

Ratio of net investment income to average
     net assets                                   5.50%           5.56%          5.24%           6.08%          5.77%

Portfolio turnover rate                          12.57%          28.98%          6.24%          22.73%         13.56%


--------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                          1993            1992           1991            1990           1989
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (for a share outstanding
     throughout the indicated year)

Net asset value, beginning of year             $ 3.540         $ 3.488        $  3.635        $ 3.835        $ 3.767

Net investment income                             .453            .265            .059           .157           .278

Net realized and unrealized gain (loss)
     on investments                               .137            .055            .051          (.065)          .084
                                               ----------------------------------------------------------------------
Total from investment operations                  .590            .320            .110           .092           .362

Less distributions:
     Dividends from capital gains                    -               -               -              -              -
     Dividends from net investment income        (.108)          (.265)          (.059)         (.157)         (.278)
     Distribution in excess of net
         investment income                           -           (.003)          (.198)         (.135)         (.016)
                                               ---------------------------------------------------------------------
Total distributions                              (.108)          (.268)          (.257)         (.292)         (.294)
                                               ---------------------------------------------------------------------
Net asset value, end of year                   $ 4.022         $ 3.540        $  3.488        $ 3.635        $ 3.835
                                               =====================================================================
TOTAL RETURN                                     16.69%           9.08%           3.00%          2.69%         10.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)         $17,636          15,260        $ 15,659        $16,268        $17,094

Ratio of expenses to average net assets          (5.03)%           .81%           6.04%          3.90%           .52%

Ratio of net investment income to average
     net assets                                  11.93%           7.25%           1.54%          4.07%          7.28%

Portfolio turnover rate                          40.06%          64.84%         101.88%         46.10%         18.81%

See Notes to Financial Statements

                                  -9- and -10-

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of business:

         NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Valuation of investments:

         Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the Investment Advisor under the supervision and responsibility of the Fund's Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates value.

     Investment transactions and related investment income:

         Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.

     Transactions with shareholders:

         Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.

     Federal income taxes:

         It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS


1
--------------------------------------------------------------------------------
NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

     Estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2
--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory agreement which provides that the Fund will pay to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual flat rate of $10,000. The president of the investment advisor is on the Board of Directors of the Fund.

     Advisory fees for the year ended August 31, 1998 amounted to $10,000.


3
--------------------------------------------------------------------------------
COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,150,207 and $2,240,191 respectively, during the year ended August 31, 1998.

     At August 31, 1998, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $817,410 (aggregate gross unrealized appreciation of $820,320 less aggregate unrealized depreciation of $2,910).

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS


4
--------------------------------------------------------------------------------
ENVIRONMENTAL LIABILITY

     The Fund has been identified as a potentially responsible party ("PRP") by the Environmental Protection Agency ("EPA") in remedial activities related to two environmental matters.

     At August 31, 1998, the Fund had accrued $141,500 ($145,000 as of August 31, 1997) for remediation costs related to one matter, which represents its share of a settlement offer made to the EPA and a contribution claim against the Fund by another PRP involved in the same matter. This amount was paid in September 1998. The Fund's legal counsel confirmed and advised that the settlement agreement allows for future assertions, but that it is likely that there will be no additional claims made with regard to this matter.

     With regard to the other matter, the Fund has been named as a PRP in a claim asserted by the EPA. The number of other PRPs is currently unknown as is the amount of future remedial costs, however, these costs are considered to be material. The Fund's legal counsel has indicated that it is not possible to predict a possible outcome or range of liability for the claim and, accordingly, no accrual for loss has been made by the Fund. The Fund intends to vigorously resist this claim.


5
------------------------------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS

     Transactions in fund shares were as follows:

                                                                   Years Ended August 31,
                                                        ----------------------------------------------
                                                               1998                       1997
                                                        ----------------------------------------------
                                                        Shares        Amount       Shares       Amount
                                                        ----------------------------------------------
         Additional shares purchased                     3,713       $14,997        3,856      $15,000
         Issued to shareholders in reinvestment of
            dividends from net investment income            13            52           20           78
                                                        ----------------------------------------------
         Net increase                                    3,726       $15,049        3,876      $15,078
                                                        ==============================================

NRM INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS


5
---------------------------------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS
(CONTINUED)

     The components of net assets at August 31, 1998 and 1997 are as follows:


                                                                                1998              1997
                                                                            -----------------------------
         Capital shares - par value $.01 per share, 4,291,273
            shares and 4,287,547 shares issued and outstanding
            at August 31, 1998 and 1997 (10,000,000 full and
            fractional shares authorized); and capital paid-in              $16,641,153       $16,626,135
         Accumulated net realized loss on investment transactions                     -           (25,757)
         Undistributed net realized gain on investment transactions               8,434                 -
         Unrealized appreciation of investments                                 817,410           543,834
         Overdistributed net investment income                                 (126,371)         (129,608)
                                                                            -----------------------------
                            Net assets                                      $17,340,626       $17,014,604
                                                                            =============================

                                     PART C

                                OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits:

          (a)  Financial Statements:

               Part A:

               Financial Highlights - ten years ended August 31, 1998

               Part B:

               Report of Independent Auditors
               Statement of Assets and Liabilities at August 31, 1998. Statement of Operations for the year ended August 31, 1998. Statements of Changes in Net Assets for each of the two years in the period ended August 31, 1997 and August 31, 1998.
               Schedule of Investments at August 31, 1998.
               Financial Highlights
               Notes to Financial Statements

               All other schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable, and therefore have been omitted.

          (b)  Exhibits:

               (1) (a) Articles of Incorporation are incorporated  by reference to Exhibit 1 of Registrant's Registration Statement on Form N-1, filed November 29, 1979.

                   (b) Amendment to Articles of Incorporation incorporated by reference to Exhibit 1(b) of Amendment No. 1 to Registrant's Registration Statement on Form N-1, filed June 11, 1980.

                   (c) Amendment to Articles of Incorporation incorporated by reference to Exhibit 1(c) of Amendment No. 3 to Registrant's Registration Statement on Form N-1, filed December 29, 1981.

               (2) (a) By-Laws are incorporated by reference to Exhibit 2 of
                       Registrant's Registration Statement on form N-1, filed November 29, 1979.

                   (b) Amendment to By-Laws incorporated by reference to Exhibit
                       2(b) of Amendment No. 3 to Registrant's Registration Statement on form N-1, filed December 29, 1981.

                   (c) Amendment to By-Laws incorporated by reference to Exhibit
                       2(c) of Amendment No. 4 to Registration Statement on Form N-1, filed December 29, 1982.

                   (d) Amendment to By-Laws of December 11, 1990 incorporated by reference to Exhibit 2(d) of amendment #14 filed
                       January 30, 1991.

               (3) None.

               (4) Specimen certificate for share of common stock of Registrant is incorporated by reference to Exhibit 4 to Amendment No. 1 to Registrant's Registration Statement on Form N-1, filed June 11, 1980.

               (5) (a) Investment Advisory Agreement dated November 30, 1992 is incorporated by reference to Exhibit 5 to Amendment
                       No. 17 to Registrant's Registration statement on form N-1A filed March 18, 1993.

                   (b) Addendum to advisory agreement dated September 3, 1997 assigning the agreement to Rittenhouse Trust Company, not resulting in a change of actual control or management, incorporated by reference to Exhibit 5(b) to Amendment No. 22 to Registrant's Registration Statement on form N-1A effective December 30, 1997.

               (6) Not applicable

               (7) None.

               (8) (a) Custodian Agreement, dated September 8, 1986, is
                       incorporated by reference to Exhibit 8 to Amendment No. 9 to Registrant's Registration Statement on N-1A effective December 30, 1986.

                   (b) Amendment to custodian agreement dated November , 1994 incorporated by reference to exhibit 8(b) to Registrant's Registration Statement on form N-1A effective December 30, 1994.

               (9) (a) Administration Agreement dated September 8, 1986, is incorporated by reference to Exhibit 9 to Amendment No. 9 to Registrant's Registration Statement on N-1A effective December 30, 1986.

                   (b) Amendment to Administration Agreement dated March __,
                       1993, is incorporated by reference to Exhibit 9 to Amendment No. 17 to Registrant's Registration Statement on N-1A effective May 17, 1993.

                   (c) Second amendment to administration agreement dated
                       November , 1994 incorporated by reference to exhibit 9(c) to Registrant's Registration Statement on N-1A effective December 30, 1994.

              (10) Opinion and Consent of Counsel filed October 30, 1998 pursuant to Rule 24f-2 as part of Registrant's rule 24f-2 Notice, incorporated by reference.

              (11) (a) Consent of Henderson, Wetherill, O'Hey & Horsey.

                   (b) Consent of Beard & Company, Inc.

              (12) None.

              (13) None.

              (14) None.

              (15) None.

              (16) None.

Item 25. Persons controlled by or Under Common Control with Registrant.
         _______________________________________________________________

         Inapplicable.

Item 26. Number of Holders of Securities

         Title of Class            Number of Record Holders
         --------------            ------------------------
         Common Stock                        117


Item 27. Indemnification.

              The response to Item 4 to Part II of the Company's Registration Statement on Form N-1, filed November 23, 1979, is incorporated herein by reference.

Item 28. Business and Other Connections of Investment advisor

              The business of Rittenhouse Trust Company, Inc., is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 29. Principal Underwriters

         Not applicable.

Item 30. Location of Accounts and Records

              Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 6 St. Albans Avenue, Newtown Square, Pennsylvania 19073 except records relating to the custody of the Company's assets and the shareholder records which are maintained by Investors Trust Company, 2201 Ridgewood Road, #180, Wyomissing, PA 19610 and Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 31. Management Services

         None.

Item 32. Undertakings.

         Not applicable.

                             NRM INVESTMENT COMPANY

                                Power of Attorney


     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 13, 1998.


                                            /s/ Francis J. Rainer
                                                -----------------
                                                Francis J. Rainer

                             NRM INVESTMENT COMPANY

                                Power of Attorney


     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 15, 1998.


                                            /s/ Joseph V. Somers
                                                ----------------
                                                Joseph V. Somers

                             NRM INVESTMENT COMPANY

                                Power of Attorney


     I hereby appoint John H. McCoy and Thomas F. Kilcullen, Jr., and each of them, attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October , 1998.


                                            /s/ George W. Connell
                                                -----------------
                                                George W. Connell

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 30, 1998.

                                            NRM INVESTMENT COMPANY


                                            By: /s/ John H. McCoy
                                                -----------------
                                                John H. McCoy
                                                President


     Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         Signature                    Title                         Date
         ---------                    -----                         ----

     /s/ John H.McCoy             President (Chief                10/30/98
     -----------------------      Executive Officer)
     John H. McCoy

     /s/ Thomas F. Kilcullen      Treasurer(Chief                 10/30/98
     -----------------------      Financial and
     Thomas F. Kilcullen          Accounting Officer)
                                  and Secretary



     The Post-Effective Amendment No. 23 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

                                JOSEPH V. SOMERS
                                FRANCIS J. RAINER
                                GEORGE W. CONNELL


/s/ John H.McCoy                                                  10/30/98
----------------
John H. McCoy

                          EXHIBIT INDEX

 (1) (a) Articles of Incorporation are incorporated by reference to Exhibit A of Registrant's Registration Statement on Form N-1, filed
         November 29, 1979

     (b) Amendment to Articles of Incorporation incorporated by reference to
         Exhibit 1(b) of Amendment No. 1 to Registrant's Registration Statement on Form N-1, filed June 11, 1980

     (c) Amendment to Articles of Incorporation incorporated by reference to
         Exhibit 1(c) of Amendment No. 3 to Registrant's Registration Statement on Form N-1, filed December 29, 1981

 (2) (a) By-Laws are incorporated by reference to Exhibit 2 of Registrant's Registration Statement on Form N-1, filed November 29, 1979

     (b) Amendment to By-Laws incorporated by reference to Exhibit 2(b) of Amendment No. 3 to Registrant's Registration Statement on Form N-1, filed December 29, 1981

     (c) Amendment to By-Laws incorporated by reference to Exhibit 2(c) of Amendment No. 4 to Registration Statement on Form N-1, filed December 29, 1983

     (d) Amendment to By-Laws of December 11, 1990 incorporated by reference to
         Exhibit 2(d) of Amendment No. 14 filed January 30, 1991.

 (3) None

 (4) Specimen certificate for share of common stock of Registrant is incorporated by reference to Exhibit 4 to Amendment No. 1 to Registrant's Registration Statement on Form N-1, filed June 11, 1980.

 (5) (a) Investment Advisory Agreement dated November 30, 1992 is incorporated by reference to Exhibit 5 of Amendment No. 17 filed March 18, 1993.

     (b) Addendum to advisory agreement dated September 3, 1997, incorporated by reference to Exhibit 5(b) to Amendment No. 22 to Registrant's Registration Statement on form N-1A effective December 30, 1997.

 (6) Not applicable

 (7) None

 (8) (a) Custodian Agreement, dated September 8, 1986, is incorporated by reference to Exhibit 8 to Amendment No. 9 to Registrant's Registration Statement on N-1A effective December 30, 1986.

     (b) Amendment to Custodian Agreement, dated November , 1994 is incorporated by reference to Exhibit 8(b) to Amendment No. 19 to Registrant's Registration Statement effective December 30, 1994.

 (9) (a) Administration Agency Agreement, dated September 8, 1986, is incorporated by reference to Exhibit 9 to Amendment No. 9 to Registrant's Registration Statement on N-1A effective December 30, 1986.

     (b) Amendment to Administration Agreement, dated March __, 1993 is incorporated by reference to Exhibit 9b to Amendment No. 17 Registrant's Registration Statement on N-1A filed March 18, 1993.

     (c) Amendment to Administration Agreement, dated November __, 1994 is incorporated by reference to Exhibit 9(c) to Amendment No. 19 to Registrant's Registration Statement effective December 30, 1994.

(10) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice is incorporated by reference.

(11) (a) Consent of Henderson, Wetherill, O'Hey & Horsey.

     (b) Consent of Beard & Company, Inc.

(12) None

(13) None

(14) None

(15) None

(16) None

                          Exhibit 11(a)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the references to our firm under the caption "counsel" included in and made part of Part B of Post-Effective Amendment No. 23 to the Registration Statement (No. 2-66073) on Form N-1A under Securities act of 1933, as amended, of NRM Investment Company.

                                       HENDERSON, WETHERILL, O'HEY & HORSEY


                                       By: /s/ Edward Fackenthal
                                           ---------------------
                                           Edward Fackenthal

Dated: October 30, 1998

                                  Exhibit 11(b)